Exhibit 10.17(f)

                            FIFTH AMENDMENT TO LEASE

      This FIFTH AMENDMENT TO LEASE ("Fifth Amendment") is made and entered into as of the 31st day of December, 2002, by and between KINGSTON ANDRITA LLC, a Delaware limited liability company ("Landlord"), and PLAYBOY ENTERTAINMENT GROUP, INC., a Delaware corporation ("Tenant").

                                    Recitals

      A. Tenant and Landlord are parties to that certain Lease, dated September 20, 2001, as amended by that certain First Amendment to Lease (the "First Amendment"), dated May 15, 2002, as further amended by that certain Second Amendment to Lease (the "Second Amendment"), dated July 23, 2002, as further amended by that certain Third Amendment to Lease (the "Third Amendment"), dated October 31, 2002, and as further amended by that certain Fourth Amendment to Lease (the "Fourth Amendment"), dated December 2, 2002 (as amended, the "Lease"), pursuant to which Landlord leased to Tenant certain premises located at 3030 Andrita Street, Los Angeles, California as more particularly described in the Lease (the "Premises").

      B. Certain disputes have arisen between Landlord and Tenant regarding the responsibility for the prosecution of and payment for construction of certain improvements at the Premises and Landlord and Tenant intend and desire to extend the time available to Landlord and Tenant to resolve such disputes.

      C. Landlord and Tenant desire to amend the Lease upon the terms and conditions set forth below.

      D. All capitalized terms used herein but not specifically defined in this Fourth Amendment shall have the meanings ascribed to such terms in the Lease.

            NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Delay Offset Amount. Section 1 of the third Amendment and the Fourth Amendment are hereby deleted in there entirety. Section 10(d) of the Second Amendment is hereby amended by deleting the words "November 1, 2002" and substituting therefore the words "February 1, 2003."

      2. Postponement of Abatement Period. Section 2 of the Fourth Amendment is hereby deleted in its entirety. Section 2 of the Third Amendment is hereby amended by substituting the words "February 1, 2003" for the words "December 1, 2002" in such Section 2.

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      3. Lease in Full Force. Except for the amendment to the Lease provided for in this Fifth Amendment, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

      4. Successors and Assigns. This Fifth Amendment shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

      5. Guarantor Consent. Guarantor, by executing the consent to this Fifth Amendment set forth below, hereby agrees that the guaranteed obligations covered by the Guaranty include all of the additional payment and other obligations of Tenant set forth in this Fifth Amendment.

      6. Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument.

                        {Signatures appear on next page}

      IN WITNESS WHEREOF, this Fifth Amendment is executed on and as of the date first written above.


                                        KINGSTON ANDRITA LLC

                                        By:  /s/ Patrick McGrath
                                             -----------------------------------
                                        Name:  Patrick McGrath
                                               ---------------------------------
                                        Title:  VP
                                                --------------------------------


                                        PLAYBOY ENTERTAINMENT GROUP, INC.

                                        By:  /s/ Jeffrey M. Jenest
                                             -----------------------------------
                                        Name:  Jeffrey M. Jenest
                                               ---------------------------------
                                        Title:  Exec VP
                                                --------------------------------


                                        THIS FIFTH AMENDMENT IS CONSENTED TO:

                                        PLAYBOY ENTERPRISES, INC.,
                                        Guarantor

                                        By:  /s/ Linda Havard
                                             -----------------------------------
                                        Name:  Linda G. Havard
                                               ---------------------------------
                                        Title:  Executive Vice President
                                                --------------------------------


                                        CAPITALSOURCE FINANCE LLC

                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                                --------------------------------